UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 9, 2013 (May 8, 2013)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

Magnum Hunter Resources Corporation (the “Company”) hereby makes the following disclosures pursuant to Regulation FD:

•                  As previously disclosed, the borrowing base under the Company’s Second Amended and Restated Credit Agreement, as amended (the “Credit Agreement”), was decreased from $350 million to $265 million effective upon the April 24, 2013 closing of the Company’s sale of 100% of the outstanding capital stock of Eagle Ford Hunter, Inc. (the “EFH Stock”) to Penn Virginia Oil & Gas Corporation (“PVO&G”).

•                  As previously disclosed, the purchase price set forth in the Stock Purchase Agreement, dated as of April 2, 2013 (the “Stock Purchase Agreement”), governing the Company’s sale of the EFH Stock to PVO&G was (i) $361 million in cash and (ii) 10,000,000 shares of common stock (valued, for purposes of the purchase price calculation, at $4.00 per share) of Penn Virginia Corporation, the parent company of PVO&G, before taking into account customary purchase price adjustments.  Upon closing of the sale, the cash portion of the purchase price, together with preliminary purchase price adjustments, totaled approximately $379.8 million.  The purchase price remains subject to final adjustment pursuant to these adjustment provisions as set forth in the Stock Purchase Agreement.  The Company used part of the cash portion of the purchase price from such sale to pay in full all outstanding borrowings under the Credit Agreement, and the Company currently has no such borrowings outstanding.

•                  Due to the substantial improved liquidity of the Company resulting from the sale of the EFH Stock, the Company anticipates that it will redeem its Series C Cumulative Perpetual Preferred Stock (the “Series C Preferred Stock”) following the completion of the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2012; provided that redemption of the Series C Preferred Stock is subject to, among other things, (i) the Company filing all periodic reports required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013, and (ii) the Company satisfying all applicable covenants, and obtaining any required consents or waivers, under both the Credit Agreement and the indenture governing the Company’s 9.750% Senior Notes due 2020.

•                  The Company has identified certain non-core assets of the Company, which it believes represent approximately $100 million to $150 million in value, for possible divestiture in 2013.

•                  In connection with the Company’s previously-disclosed dismissal of PricewaterhouseCoopers LLC and engagement of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2012, the Company refers to the disclosures made with respect thereto in the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2013, as amended by the Form 8-K/A filed with the SEC on April 22, 2013.

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In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall any of such information be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Forward Looking Statements

The statements and information contained in this report that are not statements of historical fact, including any estimates and assumptions contained herein, are “forward-looking statements” as defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act.  These forward-looking statements include, among others, statements, estimates and assumptions relating to the Company’s business and growth strategies, oil and gas reserve estimates, ability to successfully and economically explore for and develop oil and gas resources, exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in its business or industry, future results of operations, liquidity and ability to finance its exploration and development activities and midstream activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation.  In addition, with respect to any pending transactions described herein, forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of proposed transactions, the ability to complete proposed transactions considering various closing conditions, the benefits of any such transactions and their impact on the Company’s business, and any statements of assumptions underlying any of the foregoing.  In addition, if and when any proposed transaction is consummated, there will be risks and uncertainties related to the Company’s ability to successfully integrate the operations and employees of the Company and the acquired business.  Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” “pursue,” “plan” or “continue” or the negative thereof or variations thereon or similar terminology.

These forward-looking statements are subject to numerous assumptions, risks, and uncertainties.  Factors that may cause the Company’s actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among others, the following: adverse economic conditions in the United States, Canada and globally, difficult and adverse conditions in the domestic and global capital and credit markets, changes in domestic and global demand for oil and natural gas, volatility in the prices the Company receives for its oil, natural gas and natural gas liquids, the effects of government regulation, permitting and other legal requirements, future developments with respect to the quality of the Company’s properties, including, among other things, the existence of reserves in economic quantities, uncertainties about the estimates of the Company’s oil and natural gas reserves, the Company’s ability to increase its production and therefore its oil and natural gas income through exploration and development, the Company’s ability to successfully apply horizontal drilling techniques, the effects of increased federal and state regulation, including regulation of the environmental aspects, of hydraulic fracturing, the number of well locations to be drilled, the cost to drill and the time frame within which they will be drilled, drilling and operating risks, the availability of equipment, such as drilling rigs and transportation pipelines, changes in the Company’s drilling plans and related budgets, regulatory, environmental and land management issues, and demand for gas gathering services, relating to the Company’s midstream operations, the adequacy of the Company’s capital resources and liquidity including, but not limited to, access to additional borrowing capacity, changes in results that may occur in connection with the completion of the audit of the Company’s 2012 consolidated financial statements, and the consequences the Company will suffer as a result of failing to timely file the Company’s 2012 Annual Report Form 10-K, including, among other things, hindering the Company’s ability to efficiently access the capital markets, restrictions under the Company’s credit facilities and notes indenture (to the extent the requisite consents thereunder are not obtained), and general harm in the marketplace.

These factors are in addition to the risks described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s 2011 annual report on Form 10-K, as amended, filed with the SEC.  Most of these factors are difficult to anticipate and beyond the Company’s control.  Since forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements.  You are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this report.  Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements.  Unless otherwise required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company urges readers to review and consider disclosures the Company makes in its reports that discuss factors germane to the Company’s business.  See in particular the Company’s reports on Forms 10-K, 10-Q and 8-K subsequently filed from time to time with the SEC.  All forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: May 9, 2013	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer